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      Lessor:  West Rental, Inc
               P.O. Box 6628
               Wheeling, WV  26003
                                            (For corporation, show
      Lessee:  Valley Welding Supply Co.    location of principal place of
     Address:  67-43rd Street               business in State.  For individual
City, County:  Wheeling, Ohio               show residence.  For partnership,
  State, Zip:  WV  26003                    show place of business and also
                                            name and residence of each partner.)

                             DESCRIPTION OF TRAILERS
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QUANTITY          TYPE OF TRAILER      SERIAL NUMBER            RENTAL
                                         OF TRAILER          PER TRAILER
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   2             1 ARGON  SIZE 45         #2526-45    $600 PER MONTH PER TRAILER
                 1 OXYGEN SIZE 45         #1022-45
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2.        TERMS OF LEASE WITH RESPECT TO TRAILER: 84 Months,
                                                 ------------
          commencing on   June 1, 1996.
                        ----------------

3. LOCATION OF TRAILER: When not in possession of customers of Lessee, trailer will be located at:

         9189 Marshall Road                                             (Street)
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               (County),     Evans City       (City),       PA          (State)
---------------        -----------------------       -------------------

4. ACKNOWLEDGE OF RECEIPT OF TRAILER: Lessee acknowledges that the trailer above described has been delivered to and received by it in good and serviceable condition, are as represented, and are acceptable and satisfactory to it.

   West Rentals, Inc.  Lessor           Valley Welding Supply Company
------------------------------         -------------------------------
Accepted as of the date hereof                     Lessee

By:                                  By:
    --------------------------           -----------------------------

Date:                                Date:
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Witness:                             Witness:
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